EXHIBIT 99.1

Carolina Bank Holdings, Inc. Reports Net Income of $335,000 for the Second Quarter of 2009

GREENSBORO, N.C., July 29, 2009 (GLOBE NEWSWIRE) -- Carolina Bank Holdings, Inc. (Nasdaq:CLBH) today reported net income for the second quarter of 2009 of $335,000 and net income available to common stockholders of $51,000, or $0.02 per diluted common share, compared to $608,000, or $0.18 per diluted common share in the second quarter of 2008. The issuance of preferred stock contributed to lower net income available to common stockholders and lower diluted earnings per share in 2009. Net income before income taxes, the provision for loan losses, and impairment charges was $3.0 million in the second quarter of 2009 compared to $1.5 million in the second quarter of 2008. An impairment charge of $0.5 million was taken on an investment security issued by a correspondent bank and FDIC insurance premiums increased $0.5 million during the second quarter of 2009 from the same period in 2008. The provision for loan losses was $2.0 million in the second quarter of 2009 compared to $0.6 million in the second quarter of 2008.

Robert T. Braswell, President and CEO of Carolina Bank Holdings, commented, "Our core earnings before provision for loan losses, an impairment charge, and increased FDIC insurance has been aided by an improved net interest margin which increased 24 basis points from a year ago and from record fee income from our mortgage division. These base earnings doubled from the second quarter of last year. We have been challenged by the current credit environment but are pleased with the performance of our mortgage division and our success in net interest margin improvement."

Net interest income for the second quarter of 2009 increased $1.0 million from the same quarter in 2008, or 27.7% to $4.7 million, reflecting a 18.6% increase in average earning assets and a 24 basis point increase in the net interest margin to 3.15%.

Non-interest income for the second quarter of 2009 was $3.2 million, an increase of $1.8 million from the second quarter of 2008. Mortgage banking income which consists of fees from the origination and sale of residential mortgage loans, increased to $2.8 million in the second quarter of 2009 from $0.8 million in the second quarter of 2008.

Excluding the impairment charge and increased FDIC premiums, non-interest expense increased 26.2% in the second quarter of 2009 from a year ago and corresponded with strong loan, deposit and fee income growth. Inclusive of those charges, non-interest expense increased to $5.5 million, an increase of 53.2% from the second quarter of 2008. A new corporate office and full service branch in downtown Greensboro, a growing office in Winston-Salem, and the expanded wholesale mortgage division accounted for most of the new expense in 2009.

Mr. Braswell added, "We continue to concentrate on our bank's asset quality as our non-performing assets have risen sharply in 2009 due to economic weakness and the related impact on some of our business customers. We are disappointed in the increase in non-performing assets over the past quarter and are working to reduce them." Non-performing assets were $22.2 million, or 3.28% of assets at June 30, 2009, compared with $6.4 million, or 1.04% of assets at December 31, 2008. The bank had annualized net charge-offs of 0.55% and 0.13% of average loans in the first six months of 2009 and 2008, respectively. The allowance for loan losses was 1.42% and 1.12% of loans held for investment at June 30, 2009 and 2008, respectively. Net income for the six months ended June 30, 2009 was $1,000,000 and net income available to common stockholders was $462,000, or $0.14 per diluted common share, compared to $1,310,000, or $0.38 per diluted share, for the same period in 2008.

Shareholders' equity was strengthened during 2009 from the issuance of $16.0 million of preferred stock to the United States Treasury under the UST Capital Purchase Program and from an increase in retained earnings. Dividends paid and accrued to the United States Treasury and accretion of the discount on the preferred stock totaled $538,000 in the first half of 2009.

About the Company

Carolina Bank, the banking subsidiary of Carolina Bank Holdings, Inc. began banking operations on November 25, 1996. The parent company is a North Carolina corporation organized in 2000. The bank is engaged in lending and deposit gathering activities in the Piedmont Triad of North Carolina, with operations in four counties: Guilford, Alamance, Forsyth and Randolph. The bank has eight full-service banking locations, four in Greensboro, one in Asheboro, one in High Point, one in Burlington, and one in Winston-Salem, North Carolina. The Company's stock is listed on the NASDAQ Global Market under the symbol CLBH. Further information is available on the Company's web site: www.carolinabank.com.

This press release contains forward-looking statements regarding future events. These statements are only predictions and are subject to risks and uncertainties that could cause the actual events or results to differ materially. These risks and uncertainties include risks of managing our growth, substantial changes in financial markets, regulatory changes, changes in interest rates, loss of deposits and loan demand to other financial institutions, and changes in real estate values and the real estate market. Additional information concerning factors that could cause actual results to be materially different from those in the forward-looking statements is contained in the Company's filings with the Securities and Exchange Commission. Carolina Bank Holdings undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

 Carolina Bank Holdings, Inc. and Subsidiary
 Consolidated Balance Sheets
 At June 30, 2009 and 2008 and December 31, 2008

                                            (unaudited)
                                              June 30,     December 31,
                                           2009     2008       2008
 ---------------------------------------------------------------------
                                                (in thousands)
 ASSETS
 Cash and due from banks               $  17,256  $   7,033  $   5,896
 Short-term investments and interest-
  earning deposits                            21        346         51
 Federal funds sold
                                              --         --          1
                                       --------------------  ---------
  Total cash and cash equivalents         17,277      7,379      5,948

 Securities available for sale,
  at fair value                           55,149     58,853     59,803
 Securities held-to-maturity,
  at amortized cost                          933      1,199      1,116

 Loans held for sale                      36,606     15,630     19,163
 Loans                                   532,954    456,841    501,424
 Allowance for loan losses                (7,560)    (5,102)    (5,760)
                                       --------------------  ---------
  Net loans                              525,394    451,739    495,664

 Premises and equipment, net              19,415     17,579     19,652
 Other assets                             20,418     14,740     15,265
                                       --------------------  ---------

  Total assets                         $ 675,192  $ 567,119  $ 616,611
                                       ====================  =========

 LIABILITIES AND STOCKHOLDERS' EQUITY
 LIABILITIES
 Deposits:
  Noninterest-bearing                  $  31,754  $  30,302  $  29,367
  Interest-bearing                       527,036    430,038    468,697
                                       --------------------  ---------
   Total deposits                        558,790    460,340    498,064

 Short-term borrowings                     2,138     11,616      6,591
 Federal Home Loan Bank advances          41,821     50,207     56,856
 Subordinated debentures                  19,302     10,310     19,265
 Other liabilities                         4,199      3,923      4,259
                                       --------------------  ---------
  Total liabilities                      626,250    536,396    585,035

 STOCKHOLDERS' EQUITY
 Preferred stock, no par, authorized
  1,000,000 shares; issued and
  outstanding 16,000 shares in 2009
  and none in 2008                        14,313         --         --
 Common stock, $1 par value, 20,000,000
  shares authorized; issued and
  outstanding - 3,387,045 shares in
  2009 and 3,342,966 and 3,348,193
  in 2008                                  3,387      3,343      3,348
 Additional paid-in capital               17,622     15,515     15,586
 Retained earnings                        13,354     12,017     12,893
 Stock in director rabbi trust              (758)      (644)      (648)
 Directors deferred fees obligation          758        644        648
 Accumulated other comprehensive
  income (loss)                              266       (152)      (251)
                                       --------------------  ---------
  Total stockholders' equity              48,942     30,723     31,576
                                       --------------------  ---------

  Total liabilities and stockholders'
   equity                              $ 675,192  $ 567,119  $ 616,611
                                       ====================  =========

 Carolina Bank Holdings, Inc. and Subsidiary
 Consolidated Statements of Operations
 For the three and six months
 ended June 30, 2009 and 2008 (unaudited)

                                  For the                For the
                             Three Months Ended     Six Months Ended
                                  June 30,              June 30,
                            --------------------  --------------------
                               2009       2008       2009       2008
 ------------------------------------------------  -------------------
                              (in thousands, except per share data)
 Interest income:
  Loans                     $   7,414  $   6,947  $  14,627  $  14,265
  Investment securities
   - taxable                      533        684      1,126      1,424
  Investment securities
   - non taxable                  135         89        258        171
  Interest from federal
   funds sold                      --          8         --         20
  Other interest income             1         --          1          1
                            --------------------  --------------------
   Total interest income        8,083      7,728     16,012     15,881
 Interest expense:
  NOW, money market, savings    1,134        962      2,114      2,189
  Time deposits                 1,898      2,652      4,170      5,498
  Other borrowed funds            311        403        676        918
                            --------------------  --------------------
   Total interest expense       3,343      4,017      6,960      8,605
                            --------------------  --------------------

 Net interest income            4,740      3,711      9,052      7,276
 Provision for loan losses      2,036        620      3,231        855
                            --------------------  --------------------

 Net interest income after
  provision for loan losses     2,704      3,091      5,821      6,421

 Noninterest income:
  Service charges                 248        209        498        406
  Mortgage banking income       2,798        827      4,608      1,402
  Gain on sale of
   investments                     --        227        235        227
  Other                           196        158        303        243
                            --------------------  --------------------
   Total noninterest income     3,242      1,421      5,644      2,278

 Noninterest expense:
  Salaries and benefits         2,520      1,926      4,963      3,681
  Occupancy and equipment         576        420      1,169        799
  Professional fees               252        394        600        683
  Outside data processing         201        164        406        338
  FDIC Insurance                  623        165        720        242
  Advertising and promotion       132        183        290        298
  Stationery, printing and
   supplies                       173        159        285        267
  Impairment of marketable
   securities                     514         --        765         --
  Other                           523        189        793        385
                            --------------------  --------------------
   Total noninterest expense    5,514      3,600      9,991      6,693
                            --------------------  --------------------
 Income before income taxes       432        912      1,474      2,006
 Income taxes expense              97        304        474        696
 Net income                       335        608      1,000      1,310
                            --------------------  --------------------
 Dividends and accretion on
  preferred stock                 284         --        538         --
 Net income available to
  common stockholders       $      51  $     608  $     462  $   1,310
                            ====================  ====================

 Basic earnings per
  common share              $    0.02  $    0.18  $    0.14  $    0.39
 Diluted earnings per
  common share              $    0.02  $    0.18  $    0.14  $    0.38
 Average common shares
  outstanding               3,387,045  3,342,966  3,382,100  3,342,014
 Average common shares and
  dilutive potential common
  shares outstanding        3,387,045  3,397,474  3,384,131  3,406,252

 Total Shares outstanding
  at end of period          3,387,045  3,342,966  3,387,045  3,342,966

 Carolina Bank Holdings, Inc.
 Consolidated Financial Highlights
 Second Quarter 2009
 (unaudited)

  ($ in thousands except for share data)

                                        Quarterly
                  -----------------------------------------------------
                   2nd Qtr.   1st Qtr.   4th Qtr.   3rd Qtr.   2nd Qtr.
                    2009        2009      2008       2008       2008
                  -----------------------------------------------------
 EARNINGS
  Net interest
   income         $   4,740      4,312      3,591      3,860      3,711
  Provision for
   loan loss      $   2,036      1,195        705        350        620
  NonInterest
   income         $   3,242      2,402      1,297      1,034      1,421
  NonInterest
   expense        $   5,514      4,482      3,931      3,434      3,600
  Net income      $     335        665        180        704        608
  Net income
   available to
   common
   stockholders   $      51        411        180        704        608
  Basic earnings
   per share      $    0.02       0.12       0.05       0.21       0.18
  Diluted
   earnings
   per share      $    0.02       0.12       0.05       0.21       0.18
  Average shares
   outstanding    3,387,045  3,451,559  3,348,193  3,343,818  3,342,966
  Average diluted
   shares
   outstanding    3,387,045  3,455,621  3,366,244  3,367,778  3,397,474

 PERFORMANCE
  RATIOS
  Return on average
   assets *            0.03%      0.26%      0.12%      0.49%      0.45%
  Return on average
   common equity *     0.60%      4.96%      2.31%      8.99%      7.90%
  Net interest
   margin
   (fully-tax
   equivalent) *       3.15%      2.96%      2.56%      2.86%      2.91%
  Efficiency
   ratio              68.55%     68.65%     79.64%     69.54%     69.63%
  # full-time
   equivalent
   employees -
   period end           136        119        119        114       101

 CAPITAL
  Equity to ending
   assets              7.25%      7.53%      5.12%      5.30%      5.42%
  Tier 1 leverage
   capital ratio -
   Bank                8.10%      8.32%      7.00%      7.28%      7.51%
  Tier 1 risk-based
   capital ratio -
   Bank                8.86%      9.25%      7.62%      7.78%      8.08%
  Total risk-based
   capital ratio -
   Bank               11.61%     12.01%     10.29%     10.47%      9.09%
  Book value
   per share      $   10.22       9.88       9.43       9.28       9.19

 ASSET QUALITY
  Net charge-offs
   (recoveries)   $   1,225        206        399         (2)       218
  Net charge-offs
   to average
   loans *             0.94%      0.16%      0.33%      0.00%      0.20%
  Allowance for
   loan losses    $   7,560      6,749      5,760      5,454      5,102
  Allowance for
   loan losses to
   loans held
   invst.              1.42%      1.31%      1.15%      1.14%      1.12%
  Nonperforming
   loans          $  16,829     12,201      5,656      2,912      1,601
  Restructured
   loans          $       0          0          0          0         0
  Repossessed
   assets         $   5,329      1,288        728        441        511
  Nonperforming
   loans to loans
   held for
   investment          3.16%      2.37%      1.13%      0.61%      0.35%
  Nonperforming
   assets to total
   assets              3.28%      2.13%      1.04%      0.57%      0.37%

 END OF PERIOD
  BALANCES
  Total assets    $ 675,192    633,804    616,611    591,364    567,119
  Total loans
   held for
   investment     $ 532,954    514,203    501,424    477,298    456,841
  Total deposits  $ 558,790    521,447    498,064    464,969    460,340
  Stockholders'
   equity         $  48,942     47,715     31,576     31,357     30,723

 AVERAGE BALANCES
  Total assets    $ 654,900    633,012    598,800    571,941    544,808
  Total earning
   assets         $ 612,353    598,620    563,769    541,231    516,152
  Total loans held
   for investment $ 521,406    514,292    486,472    470,730    436,610
  Total interest-
   bearing
   deposits       $ 570,202    478,247    453,645    427,669    411,423
  Common
   stockholders'
   equity         $  34,288     33,614     30,911     31,058     30,869

                                                       Year Ended
                                                  ----------------------
                                                     2008        2007
                                                  ----------  ----------

 EARNINGS
  Net interest income                             $   14,727      14,171
  Provision for loan loss                         $    1,910       1,162
  NonInterest income                              $    4,609       1,729
  NonInterest expense                             $   14,058       9,927
  Net income                                      $    2,194       3,024
  Net income available to common stockholders     $    2,194       3,024
  Basic earnings per share                        $     0.66        0.92
  Diluted earnings per share                      $     0.65        0.89
  Average shares outstanding                       3,344,010   3,280,315
  Average diluted shares outstanding               3,386,631   3,402,711

 PERFORMANCE RATIOS
  Return on average assets *                            0.39%       0.67%
  Return on average common equity *                     7.13%      10.98%
  Net interest margin (fully-tax equivalent) *          2.82%       3.30%
  Efficiency ratio                                     72.08%      62.20%
  # full-time equivalent employees - period end          119          89

 CAPITAL
  Equity to ending assets                               5.12%       5.93%
  Tier 1 leverage capital ratio - Bank                  7.00%       8.17%
  Tier 1 risk-based capital ratio - Bank                7.62%       8.97%
  Total risk-based capital ratio - Bank                10.29%      10.00%
  Book value per share                            $     9.43        8.94

 ASSET QUALITY
  Net charge-offs (recoveries)                    $      682         528
  Net charge-offs to average loans *                    0.15%       0.15%
  Allowance for loan losses                       $    5,760       4,532
  Allowance for loan losses to loans held invst.        1.15%       1.13%
  Nonperforming loans                             $    5,656       3,538
  Restructured loans                                       0           0
  Repossessed assets                                     728       1,001
  Nonperforming loans to loans held for investment      1.13%       0.88%
  Nonperforming assets to total assets                  1.04%       0.91%

 END OF PERIOD BALANCES
  Total assets                                    $  616,611     500,116
  Total loans held for investment                 $  501,424     400,784
  Total deposits                                  $  498,064     418,573
  Stockholders' equity                            $   31,576      29,640

 AVERAGE BALANCES
  Total assets                                    $  557,282     451,130
  Total earning assets                            $  527,957     431,926
  Total loans held for investment                 $  451,583     358,575
  Total interest-bearing deposits                 $  423,679     361,800
  Common stockholders' equity                     $   30,771      27,541

 * annualized for all periods presented

CONTACT:  Carolina Bank Holdings, Inc.
          Robert T. Braswell, President and CEO
          336-286-8740
          b.braswell@carolinabank.com